UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21980

Alpine Total Dynamic Dividend Fund

(Exact name of registrant as specified in charter)

Alpine Woods Capital Investors, LLC
2500 Westchester Avenue, Suite 215
Purchase, New York, 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel A. Lieber	Rose DiMartino
Alpine Woods Capital Investors, LLC	Willkie Farr & Gallagher, LLP
2500 Westchester Avenue, Suite 215	1875 K Street, N.W.
Purchase, New York, 10577	Washington, D.C. 20006-1238
(914) 251-0880

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2010 - April 30, 2011

Item 1: Shareholder Report

TOTAL DYNAMIC DIVIDEND FUND

April 30,

2011

Semi-Annual Report

Alpine View

April 30, 2011 (Unaudited)

Dear Investor:

Recovery in Transition: Turning Credit into Jobs?

It is easy to be overwhelmed when sifting through the myriad data points and analyses of economic activity and business trends. Much of the information is providing a mixed picture which is unusual at this stage of a typical economic recovery. Even though the global economy has yet to recouple with the longer term growth trend, we believe that the world is still in a cyclical transition phase. Perhaps the single most important measure of economic prosperity and cyclical strength is job creation. However, it is unclear as to when many of the world’s developed economies will return to a sustainable higher level of full time employment. For the U.S., this would not only move unemployment from 9% to under 7%, but significantly reduce the debilitating number of long-term unemployed workers which has spiked to historic levels. How quickly we can achieve this goal of adding close to 3 million jobs to the U.S. economy will relate to the interplay of fiscal, demographic and political forces which all play roles in determining the probable rate of growth. Our economy is also subject to the influence of similar forces in other countries, many of whom are also encumbered by difficult economic circumstances. A higher proportion of countries are currently affected by a broad spectrum of maladies than I can recall over the past two decades. Many are suffering from isolated natural disasters or circumstances, while others reflect economic or societal imbalances. Thus, the duration of their impact will vary greatly. This may lead to a range of both opportunities or risks over the coming years.

An Extended Period of Transition

Globally, this recovery is both weaker and slower than the norm. Europe’s debt crisis and their decision to risk compounding the recession’s after effects with the potentially premature introduction of austerity measures has yet to be fully felt. Theoretically, austerity now will pave the way for future prosperity, but when will this be realized? The impact on the global supply chain from Japan’s tragic earthquake and tsunami, as well as other relatively less destructive yet, nonetheless, horrific natural disasters around the world have all combined to slow economic growth. On top of this, civil protests, revolution and regional political change have impacted local economies and capital markets. Hopefully, the potential for multiple countries initiating major rebuilding efforts over the next few years may stimulate future growth. On top of these factors, China is leading other emerging market countries through a period of fiscal tightening. Such restraint is in response to an inflation scare, which in part relates to the emergence of growing middle class consumption trends in these countries. At the same time, China plans to further boost domestic consumption and is dramatically expanding the scale of its low cost social housing programs. Meanwhile, the U.S. economy has been further impacted by state and local government’s budget tightening and program cutting. The wind down of the Federal Reserve’s QE2 and other stimulus programs, as well as a shift in domestic consumer mentality towards saving for a rainy day and continued debt reduction is also dampening demand. For a better perspective of where this places us at this time in the cycle, please refer to Chart 1, below, which shows that the U.S. economy has been improving, but at a much slower rate than other recessions.

Chart 1:

A Constrained Recovery in Consumption

Chart 2 shows the pattern of real consumer spending compared with historical trends. Higher food and fuel prices have clearly constrained the purchasing power of many Americans, as has tighter credit, and the trend toward saving. However, the impact of fewer jobs and reduced job security are doubtless contributors. With an estimated 70% of U.S. GDP based on consumption, it is not surprising that the pace of recovery has been so slow. Since our imports have exceeded exports for many years, the global impact of our reduced spending has compelled other countries to expand their domestic consumption.

Chart 2:

Dysfunctional Home Financing Remains a Problem

Historically, housing and automobile sales have been major drivers of prior economic recoveries due to the multiplier effect of creating jobs in many industries which would contribute to the final product. While the auto sector has improved we are buying cars at an annual rate at approximately 30% below the 2005 level. Meanwhile, permits to build new single family homes are almost 80% below peak levels of 2005 and almost 60% below the 50 year average volume!

Semi-Annual Report (Unaudited) | April 30, 2011	1

Alpine View

April 30, 2011 (Unaudited)

Chart 3 illustrates the current trend of residential investment versus the patterns of prior housing recoveries. Today, a high proportion of home purchases are for cash, reflecting both the role of investors as well as the inability of banks to adjust their lending standards and clean up their poor performing loan portfolios.

Chart 3:

The creation of excessive capital beginning with ‘Y2K’ fears, followed by efforts to offset potential negative wealth effects from the ‘tech stock’ bubble bursting in 2001, combined with the poor regulatory and business decisions made over the last decade regarding the mortgage policies and the foreclosure process has led to devastating problems for many Americans. While the U.S. housing market remains under pressure almost six years past its peak, we do not believe that the current pattern of events reflects a structural shift in housing patterns, although we do think it will take at least another year of below trend housing growth before we see the light of recovery. Fundamental to creating a sustainable rebound will be a resurgence of strong job creation. The same will be true for other countries, including Ireland, Spain, and much of Eastern Europe and the Persian Gulf where capital for real estate exceeded growth in both income and populations. This is in sharp contrast with emerging markets which continue to grow in terms of their relative economic output, relative per capita incomes and, thus, relative level of prosperity.

Financial Markets and Politics in Transition

Alpine’s top down/bottom up investment approach takes into account not only macro economic fundamentals and demographic drivers of demand, but also societal themes and political trends which could influence both market psychology and fiscal policy, as well as business and consumer confidence. Sometimes these themes coalesce into a collective public will, as manifested through shifts in political power or even transformation of the political process itself. Clearly such a transition is continuing to play out in countries of North Africa and the Middle East. Over the next 18 months, politics will be a major factor for a number of countries and markets with elections in Thailand, Turkey, Egypt, Japan, France, Germany, Russia and the U.S. Even China will reconstitute its ruling council next year. By their nature, politicians will promise changes or highlight concerns, which could impact markets. We are already seeing a domestic ‘political theater’ play out in Congress, disguised as an ideological debate over budget deficits and the country’s ‘debt ceiling’, as a prelude to 2012 elections.

In light of these challenges, it is important to have perspective on the strong performance of global stocks since the “Great Recession” of 2008. Capital markets have transitioned towards recovery in advance of the economy, reflecting the return of significant liquidity to both debt and equity markets. However, there has been a bias towards both large and publicly traded companies at the expense of small businesses and private companies. Thus, the slower pace of overall economic recovery is not reflected in the stronger relative performance of larger publicly traded companies which have access to capital and in many cases are still sitting on cash.

Given the depth and breadth of the financial frailties revealed in 2008, most central banks and treasuries chose to shore up major banks, rather than close them down. Even though the U.S. banking sector has stabilized and its viability is no longer impaired, the prospects for rejuvenating a fully functional mortgage market and small business lending capacity is not yet visible. Abroad, French and German banks remain critically exposed to weak loans in the Greek, Irish and Portuguese economies and, thus, have to continue to build reserves, while government stewardship of banks in England, Belgium and Iceland will continue for a number of years. For much of the emerging world, the banks are being required to raise their level of reserves in order to slow their pace of loan growth. Since these banks had little exposure to the bad loans leading up to 2008, this action should be viewed as fundamentally positive for strengthening long term lending capacity. Clearly, the global banking sector is still in a period of transition which may include further recapitalization and require years for full recovery at some banks.

We also see a transition in government fiscal policies. Just as the U.S. consumer has shifted towards savings in response to the ongoing deleveraging process, state and local revenues continue to lag due to moderating local retail sales tax receipts and declining property valuations. Declining assistance from the federal government to state and local governments is leading to a form of government austerity irrespective of the political posturing in Washington. European governments have already put significant fiscal austerity packages in place ranging from -3% to -5%, and this will have a greater impact on their economies than ours since over half of GDP is dependent upon the government sector in some countries. Even Europe’s extensive social safety nets may also become stretched by further contraction. However, the economic pressure on many politicians to produce for constituents will climb, just as the election season approaches. The natural tendency to ‘throw the bums out’ and let another party take on the reins of government may be very strong, but this often leads to fallow periods both before and after the election where little leadership is exerted or enacted which might otherwise provide economic stimulus. Thus, political transitions over the next 18 months might further slow the near term prospects for recovery.

From Despotism to Democracy?

The collective concerns of a people are rarely voiced when economic prosperity is widespread and opportunities for employment are plentiful. However, when a minority benefit to the detriment of the broad populace, where their leadership’s response

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Alpine View

April 30, 2011 (Unaudited)

to the distress of their people is to proverbially ‘let them eat cake’, then we see events unfold such as the “Jasmine Revolution” which unseated governments in Tunisia and Egypt, and spread with horrible effect so far to the people of Libya, Syria and Yemen. When 45% to 75% of disposable income is spent on food and the rest is split on shelter and clothes, a 10% to 20% hike in the price of food stuffs and cooking fuel could dramatically reprioritize one’s daily existence. Thus, the proverbial ‘straw which broke the camel’s back’ may have been mainly economic even though the underlying impetus for these political transitions included domestic and religious concerns. In this light, it is not surprising that some of the stronger emerging market economies have been raising minimum wages by double digit percentages over recent years. It may be inflationary but probably contributes long term stability.

Smoothing A Bumpy Transition to Greater Prosperity

Alpine remains sanguine on the prospects for the continued evolution of this business cycle even though some pundits believe that the era of extended business cycles is over because the unique period of falling interest rates from 1981 to the present softened downturns and sustained growth. Instead, a prolonged period of slower growth and measures to limit excess debt finance could moderate cyclical demand and supply imbalances. As a result, we believe that the current benign inflation trend can be continued in developed economies for a number of years, where the domestic expansion of emerging nations could be countered by higher domestic borrowing costs. Such an extended business cycle potentially permits the global economy to compound its gains and, hence, create more jobs than can a more volatile shorter cycle. Such a cycle might also smooth the evolution of emerging markets managing local resources, growing political and corporate transparency, enhancing positive demographic characteristics and pro-market fiscal policies can still have a significant impact on relative growth in GDP, per capita incomes, middle class expansion and attract foreign investment flows.

We believe the potential for the greatest value creation and earnings growth shall continue in countries such as Brazil, China, India and Indonesia, Thailand and the Philippines. At the same time, strategically positioned nations, which include Australia, Norway and Singapore, could also be attractive. Naturally, companies with global operating platforms which can expand in growth focused economies, should also prosper. Many such companies are domiciled in Scandinavia, Germany, Canada and the U.S.

The prospect for an extended U.S. recovery is not bleak for those who can appreciate that the economic glass is now half full. The following, chart #4, shows that we have recovered half of the household wealth lost during the recession. The ongoing deleveraging of domestic balance sheets has reduced household credit market liabilities relative to household assets which fell from a peak of over 22% to about 18.5%, half way toward the 1990’s average level of 14.4%. If our economy can continue the restructuring of both bank and domestic balance sheets for another two years, it should be able to accelerate consumption and, hence, the job creation process.

Chart 4:

We remain fundamentally positive that if this period of economic transition can be sustained for at least another three or four years then a solid employment base can be renewed. It is noteworthy that vast majority of the world’s central banks are still maintaining positive yield curves, which is fundamentally stimulative to economic activity by pushing investors to take on greater duration risk in return for significantly higher returns. As this long term capital is deployed, we believe it will also be focused in those regions or businesses with the greatest potential, irrespective of the country or sector in which it is deployed. As we all move further away from the financial tsunami of 2008, the market will transition to a more nuanced understanding of risk and return. However, this nuanced understanding typically comes from developing a balanced perspective of opportunity for both the upside and the downside of any investment. In that context, we hope you find the reports of our individual funds which follow to be informative.

We thank you for your interest in our funds.

Sincerely,

Samuel A. Lieber
President

Past performance is not a guarantee of future results. The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Mutual fund investing involves risk. Principal loss is possible. Please refer to the individual fund letters for risks specific to each fund.

This letter and the letter that follows represent the opinion of Alpine Funds management and are subject to change, are not guaranteed, and should not be considered investment advice.

This being a Closed-end fund and does not continuously offer shares.

Semi-Annual Report (Unaudited) | April 30, 2011	3

Manager Commentary

April 30, 2011 (Unaudited)

We are pleased to report that the Alpine Total Dynamic Dividend Fund (AOD) completed its fiscal first half 2011 with strong capital appreciation in addition to distributing a high level of dividend income. For the six months ended 4/30/11, AOD’s market price appreciated by 18.82% and the Net Asset Value (“NAV”) grew 21.98% including dividend reinvestment. This compares favorably to a 16.36% increase in the S&P 500 Index and a 15.50% increase in the Dow Jones Euro STOXX 600 Index in U.S. dollar terms.

AOD provided an attractive dividend for our investors in fiscal first half 2011 in a still challenging equity income environment. The Fund distributed a monthly dividend payment of $0.055 per share or $0.660 per share annualized. In addition, AOD distributed a special year end dividend payment of $0.01 per share on 12/30/10. Since inception on January 28, 2007, AOD has paid a total of $7.348 per share in earned dividend income.

AOD seeks to take advantage of higher yields and attractive growth in many international markets

AOD’s primary objective is to provide our investors with high current dividend income that is not restricted to tax-qualified dividend distributions, while also focusing on long-term growth of capital. In addition, the fund has no limitations on the percentage of holdings that can be in either international or domestic U.S. companies. AOD is different from many other closed-end funds in that it does not utilize covered calls or managed distribution to achieve its objectives, with all of its dividend income being earned income. The Fund also has the flexibility to leverage up to 33% of its value if management believes there are opportunities for either dividend capture or capital appreciation, and we generally employ leverage during our dividend capture periods. During the period ending April 30, 2011 the Fund has used its leverage line on several occasions.

We believe AOD is well positioned to provide our investors exposure to attractive capital appreciation opportunities in the U.S. as well as many international and emerging markets which are experiencing strong economic growth in addition to attractive dividend yield potential. The U.S. is one of the lowest yielding countries in the group of G20 nations with a 1.80% dividend yield on 4/29/11, so we can get much better yields overseas, for example, in Australia with a 3.98% current yield, Brazil at 3.38% and the UK at 3.12% on 4/29/11. Therefore, AOD has a significant portion of its assets invested overseas to help achieve our goal of high dividends and capital appreciation in comparison to the S&P 500 Index.

As of 4/30/11, the Fund had invested 62.8% of net assets in companies based in 18 different countries and 38.0% of its value in domestic U.S. companies, with the remaining (0.8%) difference representing short term leverage. As we were at the peak of our dividend capture program in Europe in April and May we took on a small percentage of leverage in the Fund. At the end of the fiscal first half 2011, the Fund had 12.8% of the portfolio invested in emerging market countries including Brazil, India, South Korea, and

Turkey. Following the United States, our current top five countries are Norway, Brazil, Sweden, Switzerland, and the UK.

We do not actively manage our country weightings - we pick our holdings on a stock-by-stock basis based on dividend potential and total return. We search for attractive value opportunities in the U.S., Europe, Latin America, and Asia. This bottoms-up approach had taken a large portion of our international holdings to the Euro region, as the dividend payout ratios remain higher than any other region. Given the continued uncertain outlook that still remains for the Euro region, we have strived to diversify our exposure in the region away from companies with Euro denominated currencies. On 4/30/11, approximately 44% of the Fund’s assets were invested in Europe, but only 7.8% in Euro denominated currencies, with the rest being in Sweden, Norway, Switzerland, Denmark, and the UK. A portion of the gains of our equity positions in Europe, related to the appreciation of the Euro, were offset due to currency hedges entered into during the period.

We decided to hedge our currency exposure in Europe due to our concerns over the lingering sovereign debt crisis and we continue to diversify the portfolio globally with investments in Asia, South America, and Australia. These concerns did not materialize, and subsequent to the period ending 4/30/11, we have exited our position after the conclusion of our peak exposure during the dividend capture period. Our dividend capture strategy tends to be seasonally focused in Europe in the spring and that has begun to wind down and should be largely completed by June.

Our portfolio construction is illustrated by our top ten holdings

Throughout the fiscal first half 2011, we have continued to scan the globe searching for attractive dividend investment opportunities for our investors within these challenging global markets. The Fund combines four research-driven investment strategies – Dividend Capture, Special Dividend, Value with a Catalyst, and Growth and Income – to maximize the amount of distributed dividend income for our investors and to identify companies globally with the potential for dividend increases and capital appreciation. The following sections illustrate these investment strategies using our top ten holdings as examples. The top ten holdings in AOD constituted 23.44% of assets as of 4/30/11.

Our “Dividend Capture Strategy” and “Special Dividend Strategy” seeks to enhance the dividend income generated by the Fund

We run a portion of our portfolio with a dividend capture strategy and a special dividend strategy, where we invest in high dividend stocks or in special situations where large cash balances are being returned to shareholders as one-time special dividends. We seek to enhance the dividend return of this portfolio by electively rotating a portion of our high yielding holdings after receiving the dividend.

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Manager Commentary

April 30, 2011 (Unaudited)

In fiscal first half 2011, AOD participated in a total of 20 special dividends as companies distributed some of their record excess cash levels or cash was returned to shareholders due to corporate restructurings. This compares to 11 special dividends in AOD in fiscal first half 2010. Four of our current top 10 holdings are companies that have either recently announced large special dividends payments or there is a potential for a return of cash associated with a corporate action and we believe there is additional upside value to be realized following the dividend payment. These include Tele2, Atlas Copco, Carrefour, and Cairn Energy.

We search the globe looking for special dividend opportunities as is illustrated by one of our largest holding in AOD on 4/30/11, Tele2 AB (TEL2B SS). Based in Sweden, Tele2 is one of Europe’s largest telecommunications providers offering services in 11 countries in Europe. With a strong record of delivering profitable growth, Tele2 declared a combined ordinary and special dividend payment of nearly 19% of its market cap to be paid in May 2011. Approximately 1/3 of the dividend related to a recent tax case victory and the remaining was aimed at distributing excess cash and re-leveraging the balance sheet, which is still below the companies target range. We began acquiring Tele2 in January 2011 in anticipation of the special dividend and the stock has provided a total return of 17.12% in fiscal first half 2011 for AOD.

Another top 10 holding by weight and a top performing stock in the industrial sector was Atlas Copco AB (ATCOA SS). Based in Sweden, Atlas is a global industrial conglomerate that manufactures air compressors and generators, construction and mining equipment, and industrial power tools to various industries including mining, construction, manufacturing, auto, and utilities. The company has benefitted from strong growth in global industrial production in the 150 countries that it serves. In addition, a high percentage of revenues were derived from aftermarket business which offered strong cash flows and greater earnings resilience than many of its peers. The company paid a combined ordinary and special dividend payment of over 5% of its market cap to investors in April and May 2011 based on its excess cash from strong operating results. The holding provided AOD with a total return of 44.67% in the six months ended 4/30/11.

Carrefour (CA FP), based in France, offers a potential special dividend opportunity in the consumer staples sector and was a top 10 holding in the portfolio as of 4/30/11. Carrefour is the 2nd largest retailer behind Wal-Mart in the world with more than 15,000 hypermarkets, supermarkets, convenience stores, and discount stores in about 35 countries in Europe, Latin America and Asia. In March 2011, under pressure from activists, Carrefour announced plans to spin off 100% of its Dia discount unit as a special dividend in July (to be voted on at the annual shareholder meeting in late June). We believe the unit is worth about EUR 3.5B. The stock provided a 11.38% total return for AOD in the fiscal first half 2011.

Cairn Energy (CNE LN), based in Edinburgh, is another potential special dividend situation and was a top 10 holding in the portfolio on 4/30/11. Cairn Energy is a pure exploration and production (E&P) company whose core asset is a 62% stake in Cairn India (CAIR IN), a high quality oil-heavy E&P company in India. Diversified miner Vedanta (VED LN) is contractually committed to purchase 40% of Cairn India from Cairn Energy at INR 405 per share, generating net proceeds of about $6.0B. Cairn Energy has publicly stated its intention to pay out a substantial portion of the gain to shareholders via a special dividend. The process has been held up by the government of India, which must approve the sale for the transaction to go through, but the deal is expected to be completed by the end of 2011. The stock provided a 22.38% total return for AOD in the fiscal first half of 2011.

Our “Value/Restructuring Strategy” looks for attractively valued or restructuring dividend payers

Our third major strategy is what we call “value with a catalyst or restructuring strategy”, where our research points to under-valued or mis-priced companies with, in our opinion, attractive dividend yields. We also look for turnaround situations or depressed earnings where we believe there is a catalyst for an earnings recovery or a restructuring or corporate action that is expected to add value. With many companies having responded to the global recession with significant corporate restructurings and are still trading at discounted valuations, it is not surprising to find several of our top 10 holdings in this strategy including Marine Harvest, Seadrill, and Hyundai.

A value holding in the consumer staples sector and top 10 holding in the portfolio on 4/30/11 was Marine Harvest ASA (MHG NO). Based in Norway, MHG is the largest salmon producer in the world, with major fish farmeries in Norway, Canada, Scotland and Chile. With 30% of the world’s production, MHG is benefitting from strong global salmon sales in addition to the recent boost in pricing following the Japan earthquake disaster as a large amount of Japan’s fishery infrastructure was severely damaged. However, pricing has begun to decline as more production in Chile is coming on line and we have started to take profits in the name. Management targets a return of about 75% of annual free cash flow to shareholders and distributed a 12% dividend in May 2011. MHG provided a 39.58% total return for AOD in fiscal first half 2011.

Our largest holding in the energy sector and a top 10 position by weight was Seadrill, which provided AOD with a total return of 23.21% for the six months ended 4/30/11. Seadrill Ltd. (SDRL NO), based in Bermuda, is Europe’s largest offshore driller. Its aggressive newbuild program and acquisition strategy has given it one of the world’s youngest fleets. Seadrill is a leader in the high-growth and technologically advanced deepwater and ultra-deepwater rig markets which are experiencing strong demand in regions like Brazil, West Africa, and the Gulf of Mexico as oil is getting harder to find and exploration is moving further out to sea. The company provided what we feel is a very attractive value with a current annual dividend yield of 8.8%.

Semi-Annual Report (Unaudited) | April 30, 2011	5

Manager Commentary

April 30, 2011 (Unaudited)

Lastly, a value holding in the consumer discretionary sector and top 10 holding in the portfolio on 4/30/11 was Hyundai Motor Company (005380 KS). Based in Seoul, Hyundai is the largest auto maker in Korea. It also owns 38% of KIA Motors, which combined have over 80% of the domestic Korean market and are the world’s fifth-largest auto manufacturer. Hyundai has reaped the benefits of its global expansion strategy started in 2002 and quality improvements have helped it gain overall share, particularly from Toyota, in its key China, India and U.S. markets. In addition, the company saw a boost in demand following the Japan earthquake disaster as the large auto producers like Honda and Toyota were severely impacted. Hyundai continues to trade at a discounted valuation relative to its peers and provided AOD with a total return of 49.96% in the six months ended 4/30/11.

Our “Growth and Income Strategy” targets capital appreciation in addition to yield

Our fourth investment strategy identifies core growth and income stocks that may have slightly lower but still attractive current dividend yields plus an outlook for strong and/or predictable earnings streams that should support additional future dividend increases. Several of our top ten holdings are industry leaders with strong growth in their categories and the potential for attractive and rising dividend payouts. These include Nestle, Fortum, and Syngenta.

The Fund’s largest holding by weight at fiscal year end was Nestle SA (NESN VX), based in Switzerland. Nestle is a global packaged food company that has grown revenues by focusing on emerging markets and health and wellness products. Their broad ranges of products including chocolates, coffees and pet food are often considered staples and were able to experience solid demand throughout the economic downturn. In addition, Nestle is improving margins through its cost reduction efforts which are supporting earnings and dividend growth. Nestle raised its annual dividend by almost 16% in 2011 and offered an attractive 3.45% yield as of 4/29/11. The holding produced a 16.82% total return for AOD in fiscal first half 2011.

Also based in Switzerland, Syngenta AG (SYNN VX) is a core holding in the basic materials sector and top 10 holding in the portfolio as of 4/30/11. Syngenta was created by the merger of Novartis’ crop protection and seeds businesses with AstraZeneca’s agrochemical business in 2000, which was subsequently spun off. The company is in the midst of integrating its market leading crop protection business (herbicides, fungicides, pesticides) with its growing seed and biotech traits (pesticide-resistance, drought-resistance, etc) business. This transformation is already paying off with market share gains in both segments in addition to benefiting from improving demand with rising global agricultural commodity prices. Syngenta generates about $1B of free cash flow per year and is a steady dividend payer with a current 1.94% dividend yield as of 4/29/11. The stock provided a 30.27% total return for AOD in the fiscal first half of 2011.

Lastly, in the utility sector in the top 10 holdings is Finland-based Fortum OYJ (FUM1V FH). Fortum is the second largest utility in the Nordic region with additional operations in the Baltics, Poland and Russia. It is an integrated power producer producing electricity and heat generation in addition to distribution and marketing. Fortum is benefitting from rising power prices due to rising commodity costs as well as growing its returns from its Russian investments. Fortum provided a 4.30% current dividend yield as of 4/29/11 and provided a 28.86% total return for AOD in fiscal first half 2011.

Outlook for second half 2011: We remain cautiously optimistic but risks remain

We believe that a global economic recovery is still solidly in place heading into the second half of 2011 following the Great Recession of 2008/09 and the economic rebound and fiscal and monetary stimulus experienced in 2010. The U.S. is beginning to produce employment growth on the back of strong corporate profit growth and Europe is attempting to resolve its sovereign debt issues in the peripheral countries while the core countries of France, Germany, and the Scandinavians are experiencing strong economic growth. In addition, corporate balance sheet quality is at all time highs and companies are sitting on record amounts of cash which should support capital growth initiatives, mergers and acquisitions, and the return of cash to shareholders via share buybacks and dividend increases.

We remain particularly optimistic about tapping opportunities to invest in growth in emerging markets like Brazil and China where strong employment and wage growth is helping to propel millions of people each year from a subsistence existence to an emerging consumer of everything from durable goods to discretionary items to healthcare. Brazil is also benefiting from large infrastructure spending in its energy sector in addition to stimulus provided by hosting the soccer World Cup games in 2014 and the summer Olympics in 2016.

However, risks and volatility remain across the globe with lingering under-employment, fiscal deficits, and austerity measures in many of the developed markets and with rising commodity and wage inflation in many of the emerging markets. These risks could combine to stifle the fragile global economic recovery in place. In addition, the S&P 500 Index has more than doubled from its March 2009 low through the recent highs achieved in May 2011 and many companies are approaching peak margins which may slow down the pace of earnings growth. So we may be entering a period of consolidation or more muted increases particularly through the low volume summer months, but we continue to see opportunities for our investors.

Over the long term, we remain optimistic that dividend stocks will attract increasing amounts of capital as investors around the world search for income. With many companies sitting on record amounts of cash, we are hopeful that dividend increases will continue to occur in 2011 and beyond. In addition, as global demographics point

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Manager Commentary

April 30, 2011 (Unaudited)

to an aging population in the industrialized world, these millions of savers are facing zero to low interest rates for quarters or potentially years to come. For example, the U.S. in the 1930’s and Japan in the past 20 years have shown that when interest rates go close to zero they can stay there for extended periods of time until structural economic issues are resolved. We see dividend income as an attractive investment opportunity for this increasingly large population of retirees, particularly if interest rates rise and bond valuations suffer.

In summary, we see both opportunities and risks for the remainder of 2011. Our approach during these uncertain times is to remain broadly diversified within the dividend-paying universe while actively scanning the globe for undervalued opportunities and high quality cash flow generators. We are confident that we should be able to continue to distribute attractive dividend payouts by capitalizing on our research driven approach to identifying value opportunities as well as through our active management of the portfolio.

Thank you for your support of the Alpine Total Dynamic Dividend Fund and we look forward to more prosperous years in 2011 and beyond.

Sincerely,

Jill K. Evans and Kevin Shacknofsky
Co-Portfolio Managers

Past performance is not a guarantee of future results.

Please refer to the schedule of investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Current and future portfolio holdings are subject to risk.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Leverage Risk — Leverage creates the likelihood of greater volatility of net asset value; the possibility either that share income will fall if the interest rate on any borrowings rises, or that share income and distributions will fluctuate because the interest rate on any borrowings varies; and if the Fund leverages through borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to its common shares or purchase its capital stock, unless at the time thereof the Fund meets certain asset coverage requirements. The Adviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate in the circumstances.

The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

The letter represents the opinions of Alpine Funds management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. The information provided is not intended to be a forecast of future events. Views expressed may vary from those of the firm as a whole.

Stocks are subject to fluctuation. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of a variety of factors including those related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry) or due to other factors such as a rise in interest rates, for example.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

The Fund may include equity-linked securities and various other derivative instruments, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains or increase losses in the Fund’s portfolio.

Diversification does not assure a profit or protect against loss in a declining market.

Investing in small and mid cap stocks involves additional risks such as limited liquidity and greater volatility as compared to large cap stocks.

Free Cash flow is a measure of the financial performance calculated as operating cash flow minus capital expenditures. Free cash flow (FCF) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base. Free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value.

Earnings Growth is a measure of a company’s net income over a specific period, generally one year, is a key indicator for measuring a company’s success, and the driving force behind stock price appreciation.

Dividend Yield: The yield a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over a specific period of time and dividing by the stock’s price.

Semi-Annual Report (Unaudited) | April 30, 2011	7

Manager Commentary

April 30, 2011 (Unaudited)

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The STOXX Europe 600 (Price) Index is a broad based capitalization-weighted index of European stocks designed to provide a broad yet liquid representation of companies in the European region. The equities use free float shares in the index calculation. The index was developed with a base value of 100 as of December 31, 1991. This index uses float shares.

All index performance reflects no deduction for direct fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

This being a Closed-end fund and does not continuously offer shares.

8	www.alpinecef.com

Manager Commentary

April 30, 2011 (Unaudited)

PERFORMANCE(1) As of April 30, 2011

	Ending Value as of 4/30/11	Six Months	1 Year	3 Years	Since Inception(2)(3)(4)

Alpine Total Dynamic Dividend Fund | NAV	$ 6.81	21.98%	21.04%	(8.33%)	(6.66%)

Alpine Total Dynamic Dividend Fund | Market Price	$ 6.33	18.82%	(18.55%)	(12.96%)	(9.27%)

S&P 500 Index		16.36%	17.22%	1.73%	1.14%

STOXX 600		15.50%	26.35%	(2.11%)	0.63%

(1)	Performance information calculated after consideration of dividend reinvestment. All returns for periods of less than one year are not annualized.
(2)	Commenced operations on January 26, 2007.
(3)	Annualized.
(4)	IPO price of $20 used in calculating performance information.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”), there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO offerings in the future.

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principle value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1(800)617.7616 or visit www.alpinecef.com for current month end performance.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The STOXX Europe 600 Index is derived from the STOXX Europe Total Market Index (TMI) and is a subset of the STOXX Global 1800 Index. With a fixed number of 600 components, the STOXX Europe 600 Index represents large, mid and small capitalisation companies across 18 countries of the European region: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain Sweden, Switzerland and the United Kingdom.

PORTFOLIO DISTRIBUTIONS*

TOP TEN HOLDINGS*
Nestle SA	2.9%	Switzerland

Tele2 AB-B Shares	2.7%	Sweden

Atlas Copco AB-A Shares	2.7%	Sweden

Marine Harvest ASA	2.3%	Norway

SeaDrill, Ltd.	2.2%	Norway

Carrefour SA	2.2%	France

Fortum OYJ	2.2%	Finland

Syngenta AG	2.1%	Switzerland

Cairn Energy PLC	2.1%	United Kingdom

Hyundai Motor Co.	2.0%	South Korea

Top 10 Holdings	23.4%

TOP 5 COUNTRIES*
United States	38.0%

Norway	8.7%

Brazil	8.1%

Sweden	7.6%

Switzerland	6.7%

*	As a percentage of total investments, excluding any short-term investments.

Portfolio holdings and distributions are subject to change and are not recommendations to buy and sell any security.

Semi-Annual Report (Unaudited) | April 30, 2011	9

Manager Commentary

April 30, 2011 (Unaudited)

REGIONAL ALLOCATION* As of April 30, 2011

*	As a percentage of net assets, excluding any short-term investments.

NAV, MARKET PRICE, AND TOTAL RETURN As of April 30, 2011

10	www.alpinecef.com

Schedule of Portfolio Investments

April 30, 2011 (Unaudited)

Description	Shares	Value (Note 1)

COMMON STOCKS (99.0%)
Australia (3.1%)
BHP Billiton, Ltd.-ADR	140,800	$14,254,592
QR National, Ltd.*	4,994,712	18,778,224
WorleyParsons, Ltd.	393,800	13,100,394

		46,133,210
Brazil (6.3%)
Cia Brasileira de Distribuicao Grupo Pao de Acucar SA, Preference A Shares*	1,806	80,358
Cia Hering SA	470,900	10,192,058
Hypermarcas SA*	1,237,300	16,594,858
MRV Engenharia e Participacoes SA	2,570,300	22,219,730
Multiplus SA	1,191,793	24,469,180
PDG Realty SA Empreendimentos e Participacoes	3,640,952	21,384,691

		94,940,875
Canada (0.0%)(1)
Bank of Nova Scotia	6,712	409,253
Dundee Capital Markets, Inc.*	26,881	41,196

		450,449
Denmark (1.3%)
FLSmidth & Co. A/S*	160,100	14,435,741
GN Store Nord A/S	519,600	5,154,619

		19,590,360
Finland (5.1%)
Fortum OYJ	950,800	32,756,536
Metso OYJ	263,900	16,182,247
Nokia OYJ-ADR	2,943,500	27,168,505

		76,107,288
France (6.2%)
Carrefour SA	704,400	33,396,742
Cie Generale des Etablissements Michelin SA	163,800	16,417,581
Lagardere SCA	302,966	13,302,842
Technip SA	127,690	14,403,993
Vivendi SA	478,900	15,027,004

		92,548,162
Germany (1.1%)
Fresenius Medical Care AG & Co.	219,162	17,223,903

Hong Kong (0.7%)
Orient Overseas International, Ltd.	1,397,300	10,660,232
India (1.0%)
Mahindra & Mahindra, Ltd.	912,600	15,707,081

Description	Shares	Value (Note 1)

Israel (2.4%)
Bezeq The Israeli Telecommunication Corp., Ltd.	7,128,400	$21,109,470
Israel Chemicals, Ltd.	857,700	15,122,822

		36,232,292
Norway (8.7%)
DnB NOR ASA	455,900	7,412,090
Gjensidige Forsikring ASA	1,298,600	16,917,491
Marine Harvest ASA	25,866,200	34,165,510
Norsk Hydro ASA	803,300	7,119,554
SeaDrill, Ltd.	955,100	33,841,552
Statoil ASA	514,400	15,049,823
Statoil Fuel & Retail ASA*	1,466,053	16,444,406

		130,950,426
Singapore (0.5%)
Global Logistic Properties, Ltd.*	5,041,577	7,949,221

South Korea (2.0%)
Hyundai Motor Co.	128,600	29,580,460

Spain (0.5%)
Abertis Infraestructuras SA	339,300	8,038,355

Sweden (7.6%)
Atlas Copco AB-A Shares	1,360,000	39,928,175
Skanska AB-B Shares	776,028	16,670,131
Tele2 AB-B Shares	1,618,600	40,636,103
Volvo AB-B Shares	830,977	16,310,250

		113,544,659
Switzerland (6.7%)
Credit Suisse Group AG	392,900	17,855,375
Credit Suisse Group AG-ADR	161,000	7,323,890
Nestle SA	701,200	43,531,144
Syngenta AG	92,083	32,585,672

		101,296,081
Turkey (1.2%)
Emlak Konut Gayrimenkul Yatirim Ortakligi	8,808,500	17,373,767

United Kingdom (6.6%)
Antofagasta PLC	757,600	17,298,797
Cairn Energy PLC*	4,179,747	31,550,029
John Wood Group PLC	2,320,977	27,021,599
Man Group PLC	2,315,300	9,656,800
Reckitt Benckiser Group PLC	248,700	13,808,428

		99,335,653

Semi-Annual Report (Unaudited) | April 30, 2011	11

Schedule of Portfolio Investments

April 30, 2011 (Unaudited)

Description	Shares	Value (Note 1)

United States (38.0%)
Apache Corp.	114,263	$15,239,256
Baker Hughes, Inc.	201,414	15,591,458
BlackRock, Inc.	101,174	19,824,034
CBS Corp.-Class B	18,600	469,092
Cisco Systems, Inc.	790,450	13,880,302
Cummins, Inc.	104,937	12,611,329
Deere & Co.	75,641	7,374,998
FirstEnergy Corp.	184,865	7,387,205
Freeport-McMoRan Copper & Gold, Inc.	249,424	13,725,803
Halliburton Co.	303,352	15,313,209
Hasbro, Inc.	310,797	14,557,731
Hess Corp.	86,944	7,473,706
Intel Corp.	580,729	13,467,106
International Business Machines Corp.	169,101	28,845,249
ITC Holdings Corp.	322,200	22,853,646
JPMorgan Chase & Co.	585,971	26,737,857
Lazard, Ltd.-Class A	491,077	20,134,157
McDonald’s Corp.	282,900	22,153,899
Merck & Co., Inc.	419,620	15,085,339
Microchip Technology, Inc.	401,030	16,458,271
Morgan Stanley	475,763	12,441,202
NextEra Energy, Inc.	188,064	10,638,780
Norfolk Southern Corp.	214,610	16,027,075
Occidental Petroleum Corp.	137,404	15,703,903
PennantPark Investment Corp.	982,600	12,125,284
Regal Entertainment Group- Class A	951,037	13,105,290
Ryder System, Inc.	135,220	7,234,270
Schlumberger, Ltd.	160,317	14,388,451
Snap-On, Inc.	119,392	7,374,844
The Boeing Co.	154,079	12,292,423
The Goldman Sachs Group, Inc.	39,726	5,999,023
The Kroger Co.	569,460	13,843,573
The Walt Disney Co.	320,199	13,800,577
Time Warner, Inc.	388,511	14,709,026
Tupperware Brands Corp.	310,447	19,766,161
United Parcel Service, Inc.- Class B	194,586	14,588,112
United Technologies Corp.	245,556	21,996,906
VeriSign, Inc.	195,700	7,233,072
Visa, Inc.-Class A	183,469	14,332,598
Werner Enterprises, Inc.	567,967	14,863,696

		571,647,913
TOTAL COMMON STOCKS (Identified Cost $1,186,733,535)		1,489,310,387

Description	Shares	Value (Note 1)

PREFERRED STOCKS (1.8%)
Brazil (1.8%)
Cia Brasileira de Distribuicao Grupo Pao de Acucar SA	446,200	$19,853,801
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	297,600	7,245,157

		27,098,958
TOTAL PREFERRED STOCKS (Identified Cost $24,118,131)		27,098,958

TOTAL INVESTMENTS (Identified Cost $1,210,851,666) - (100.8%)(2)		1,516,409,345

OTHER ASSETS IN EXCESS OF LIABILITIES - (0.8%)		(12,082,423)

NET ASSETS (100.0%)		$1,504,326,922

*	Non-income producing security.
(1)	Less than 0.05% of Net Assets.
(2)	Includes securities pledged as collateral for line of credit outstanding on April 30, 2011.

Common Abbreviations

AB - Aktiebolag is the Swedish equivalent of the term corporation.
ADR - American Depositary Receipt
AG - Aktiengesellschaft is a German term that refers to a
corporation that is limited by shares, i.e., owned by shareholders.
ASA - Allmennaksjeselskap is the Norwegian term for a public limited company.
A/S - Aktieselskab is the Danish term for a stock-based corporation.
OYJ - Osakeyhtio is the Finnish equivalent of a limited company.
PLC - Public Limited Company
SA - Generally designates corporations in various countries, mostly those employing the civil law.
SCA - Societe en Commandite par actions is the French equivalent of a limited partnership.

See Notes to Financial Statements.

12	www.alpinecef.com

Statement of Assets and Liabilities

April 30, 2011 (Unaudited)

ASSETS

Investments, at value(1)	$1,516,409,345
Foreign currency, at value(2)	7,691,916
Receivable for investment securities sold	145,230,639
Receivable for total return swap contracts	224,082
Dividends receivable	40,624,728
Dividends receivable on total return swap contracts	1,693
Deposit with broker on total return swap contracts	4,578,000
Prepaid and other assets	342,371

Total Assets	1,715,102,774

LIABILITIES

Loan payable	29,625,874
Interest on loan payable	1,728
Payable for investment securities purchased	153,362,850
Income distribution payable	1,360,301
Payable for total return swap contracts	860,790
Unrealized depreciation on forward currency contracts	23,299,901
Accrued expenses and other liabilities:
Investment advisory fees	1,402,940
Administrative fees	120,745
Officer fees	72,144
Other	668,579

Total Liabilities	210,775,852

Net Assets	$1,504,326,922

NET ASSETS REPRESENTED BY

Paid-in-capital	$4,078,883,629
Undistributed net investment income	11,963,549
Accumulated net realized loss on investments, swap contracts and foreign currency	(2,871,875,905)
Net unrealized appreciation on investments and foreign currency translations	285,355,649

Net Assets	$1,504,326,922

Net asset value
Net assets	$1,504,326,922
Shares of beneficial interest issued and outstanding	221,030,493
Net asset value per share	$6.81

(1) Total Cost of Investments	$1,210,851,666
(2) Total Cost of Foreign Currency	$7,578,366

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | April 30, 2011	13

Statement of Operations

April 30, 2011 (Unaudited)

INCOME

Dividends*	$81,600,434

Total Income	81,600,434

EXPENSES

Interest on loan	751,654
Investment advisory fee	7,824,877
Administrative fee	939,750
Audit and tax fees	36,215
Custodian fees	181,018
Officer fees	76,362
Insurance fees	23,177
Legal fees	75,190
Printing fees	248,508
Trustee fees	31,864
NYSE fees	115,638
Miscellaneous fees	97,739

Total Expenses	10,401,992

Net Investment Income	71,198,442

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY

Net realized gain/(loss) on investments:
Securities transactions	123,734,127
Swap contracts	(2,673,664)
Foreign currency transactions	(6,397,732)

Net realized gain on investments	114,662,731

Change in net unrealized appreciation/(depreciation) of:
Investments	104,028,608
Foreign currency translations	(15,361,883)

Net unrealized appreciation of investments	88,666,725

Net realized/unrealized gain on investments, swap contracts and foreign currency	203,329,456

Net Increase in Net Assets Resulting from Operations	$274,527,898

* Net of foreign taxes withheld	$4,884,494

See Notes to Financial Statements.

14	www.alpinecef.com

Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2011	For the Year Ended October 31, 2010

OPERATIONS

Net investment income	$71,198,442	$166,763,153
Net realized gain/(loss) on investments:
Securities transactions	123,734,127	(227,497,674)
Swap contracts	(2,673,664)	(30,232,239)
Foreign currency transactions	(6,397,732)	(4,751,455)
Net change in unrealized appreciation/(depreciation) of:
Investments	104,028,608	195,672,327
Foreign currency translations	(15,361,883)	(15,605,584)

Net increase in net assets resulting from operations	274,527,898	84,348,528

DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income	(75,150,354)	(260,750,863)

Net decrease in net assets resulting from distributions to shareholders	(75,150,354)	(260,750,863)

CAPITAL SHARE TRANSACTIONS

Common stock issued to stockholders from reinvestment of dividends	—	28,668,838

Net increase in net assets derived from capital share transactions	—	28,668,838

Net Increase/(Decrease) in Net Assets	199,377,544	(147,733,497)

Net Assets
Beginning of year	1,304,949,378	1,452,682,875

End of period*	$1,504,326,922	$1,304,949,378

*Including undistributed net investment income of:	$11,963,549	$15,915,461

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | April 30, 2011	15

Financial Highlights

	For the Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008	For the Period Ended October 31, 2007 (1)

PER COMMON SHARE OPERATING PERFORMANCE

Net asset value per share, beginning of period	$5.90	$6.68	$7.85	$20.23	$19.10

Income/(loss) from investment operations:
Net investment income	0.32	0.76	1.61	2.49	2.14
Net realized and unrealized gain/(loss) on investments, swap contracts and foreign currency	0.93	(0.35)	(1.10)	(12.17)	0.46

Total from investment operations	1.25	0.41	0.51	(9.68)	2.60

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income	(0.34)	(1.19)	(1.68)	(2.70)	(1.44)

Total distributions	(0.34)	(1.19)	(1.68)	(2.70)	(1.44)

CAPITAL SHARE TRANSACTIONS

Common share offering costs charged to paid-in-capital	—	—	—	—	(0.03)

Total capital share transactions	—	—	—	—	(0.03)

Net asset value per share, end of period	$6.81	$5.90	$6.68	$7.85	$20.23

Per share market value, end of period	$6.33	$5.63	$8.47	$8.15	$19.90

Total return based on:
Net Asset Value(2)	21.98%	4.52%	8.71%(5)	(52.86)%	14.09%
Market Value(2)	18.82%	(21.34)%	32.76%	(50.25)%	7.01%

RATIOS/SUPPLEMENTAL DATA

Net Assets attributable to common shares, at end of period (000)	$1,504,327	$1,304,949	$1,452,683	$1,660,807	$4,149,029
Ratio of total expenses to average net assets	1.50%(3)	1.53%	1.45%	1.35%	1.25%(3)
Ratio of total expenses excluding interest expense to average net assets	1.39%(3)	1.42%	1.41%	1.30%	—
Ratio of net investment income to average net assets	10.26%(3)	12.19%	24.48%	17.06%	14.63%(3)
Portfolio turnover rate	176%(4)	487%	653%	423%	148%(4)

Borrowings at End of Period
Aggregate Amount Outstanding (000)	$29,626	$179,465	$75,605	N/A	N/A
Asset Coverage	51.8x	8.3x	20.2x	N/A	N/A

(1)	For the period from January 26,2007 (inception of the fund) to October 31, 2007.
(2)

Total investment return is calculating assuming a purchase of a common share at the opening price on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value reflects a $20.00 opening IPO price and sales load of $0.90 per share for the period ended October 31, 2007. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(3)	Annualized.
(4)	Not Annualized. Portfolio turnover rate does not reflect total return swap transactions. (See Note 2 Under Notes to Financial Statements)
(5)

In 2009, 0.09% of the Fund’s total return consists of a voluntary reimbursement by the Advisor for a realized investment loss, and another 0.07% consists of a loss on an investment not meeting the Fund’s investment restriction. Excluding these items, total return would have been 8.55%.

See Notes to Financial Statements.

16	www.alpinecef.com

Notes to Financial Statements

April 30, 2011 (Unaudited)

1. ORGANIZATION:

Alpine Total Dynamic Dividend Fund (the “Fund”) is a diversified, closed end management investment company. The Fund was organized as a Delaware statutory trust on October 27, 2006, and had no operating history prior to January 26, 2007. The Fund has an investment objective to invest in equity securities that provide high current dividend income. The Fund also focuses on long term growth of capital as a secondary investment objective.

The Fund had no operations prior to January 26, 2007 other than matters relating to its organization and the sale and issuance of 5,235.602 shares of beneficial interest in the Fund to Alpine Woods Capital Investors, LLC (“Alpine Woods”) at a net asset value of $19.10 per share. Alpine Woods serves as the Fund’s investment adviser. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “AOD”.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

Valuation of Securities: The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the NYSE is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. In computing the Fund’s net asset value, portfolio securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations, or if market quotations are not available or determined to be unreliable, through procedures and/or guidelines established by the Board of Trustees. Each option security traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation if the last current reported sale price falls within the consolidated bid/ask quote for the option security. If the last current reported sale price as of the time of valuation does not fall within the consolidated bid/ask quote for the option security, the security is valued at the mid point of the consolidated bid/ask quote for the option security. Each security traded in the over the counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over the counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available then by using the Black Scholes method. Each other security traded over the counter is valued at the mean between the most recent bid and asked quotations. Short term securities with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over the counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s net asset value is not calculated. As stated below, if the market prices are not readily available or are not reflective of the fair value of the security, as of the close of the regular trading on the NYSE (normally, 4:00pm Eastern time), the security will be priced at a fair value following procedures approved by the Board of Trustees.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board of Trustees. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to Board of Trustees guidelines, materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is traded. These procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s net asset value may differ from quoted or official closing prices.

Fair Value Measurement: In accordance with GAAP, the Fund uses a three tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that

Semi-Annual Report (Unaudited) | April 30, 2011	17

Notes to Financial Statements

April 30, 2011 (Unaudited)

reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 -

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards.

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2011:

	Valuation Inputs

Investments in Securities at Value*	Level 1**	Level 2**	Level 3	Total Value

Common Stocks
Australia	$46,133,210	$—	$—	$46,133,210
Brazil	94,940,875	—	—	94,940,875
Canada	450,449	—	—	450,449
Denmark	19,590,360	—	—	19,590,360
Finland	76,107,288	—	—	76,107,288
France	92,548,162	—	—	92,548,162
Germany	17,223,903	—	—	17,223,903
Hong Kong	10,660,232	—	—	10,660,232
India	15,707,081	—	—	15,707,081
Israel	36,232,292	—	—	36,232,292
Norway	130,950,426	—	—	130,950,426
Singapore	7,949,221	—	—	7,949,221
South Korea	29,580,460	—	—	29,580,460
Spain	8,038,355	—	—	8,038,355
Sweden	113,544,659	—	—	113,544,659
Switzerland	101,296,081	—	—	101,296,081
Turkey	17,373,767	—	—	17,373,767
United Kingdom	99,335,653	—	—	99,335,653
United States	571,647,913	—	—	571,647,913
Preferred Stocks	27,098,958	—	—	27,098,958

Total	$1,516,409,345	$—	$—	$1,516,409,345

18	www.alpinecef.com

Notes to Financial Statements

April 30, 2011 (Unaudited)

	Valuation Inputs

Other Financial Instruments*	Level 1	Level 2	Level 3	Total Value

Liabilities
Forward Currency Contracts	$—	$(23,299,901)	$—	$(23,299,901)

TOTAL	$—	$(23,299,901)	$—	$(23,299,901)

*	For detailed country descriptions, see accompanying Schedule of Portfolio Investments.

**

During the period ended April 30, 2011 there were no significant transfers between Level 1 and Level 2 securities. A security’s classification as Level 1 or Level 2 within the Fund can move on a daily basis throughout the year depending on whether or not the Fund has determined the value of securities principally traded in foreign markets has become stale between the close of the foreign exchanges and the time the funds calculate their NAV. If management determines the price has become stale, a fair value adjustment will be made to the impacted securities and these fair value adjusted securities are considered to be priced using Level 2 inputs.

Security Transactions and Investment Income: Security transactions are recorded on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. Dividend income is recorded on the exdividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable. Dividends and interest from non U.S. sources received by the Fund are generally subject to non U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded. Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Fund will file for claims on foreign taxes withheld.

The Fund accounts for uncertainty related to income taxes in accordance with U.S. GAAP. The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination.

The Fund has no material uncertain tax positions and has no unrecognized tax benefits as of April 30, 2011. Since its inception, the Fund has not recorded any amounts for interest or penalties related to uncertain tax benefits. The statute of limitations on the Fund’s Federal and New York State tax return filings remains open for the years ended October 31, 2007 through April 30, 2011.

Distributions: The Fund intends to make a level distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The level distribution rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, investment company taxable income, if any (which term includes net short term capital gain) and net tax-exempt income, if any, is less than the amount of the distribution, the difference will generally be a tax free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax exempt income undistributed during the year, as well as all net capital gains, if any, realized during the year. If the total distributions made in any fiscal year exceed annual investment company taxable income, net tax exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex dividend date.

Foreign Currency Translation Transactions: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. The books and records of the Fund are maintained in U.S. dollars. Non U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statements of Operations:

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

Semi-Annual Report (Unaudited) | April 30, 2011	19

Notes to Financial Statements

April 30, 2011 (Unaudited)

Risk Associated With Foreign Securities and Currencies: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Total Return Swaps: The Fund may invest in total return swap agreements to manage or gain exposure to various securities or markets in pursuit of it investment objectives.

A total return swap is an agreement between the Fund and a counter party to exchange a market linked return for a floating rate payment, both based on a notional principal amount. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily based upon quotations from the market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. The unrealized gain (loss) related to the daily change in the valuation of the notional amount of the swap, as well as the amount due to (owed by) the Fund at termination or settlement, is combined and separately disclosed as an asset (liability). The Fund also records any periodic payments received from (paid to) the counter party, including at termination, under such contracts as realized gain (loss).

In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund did not hold total return swaps as of April 30, 2011:

During the six months ended April 30, 2011, the Fund entered into approximately 14 total return swap agreements with a total notional amount of $22,284,527 and recorded a net realized loss of $2,673,664 on the Statement of Operations related to investments in total return swaps.

Equity Linked Structured Notes: The Fund may invest in equity linked structured notes. Equity linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity linked structured notes are typically offered in limited transactions by financial institutions in either registered or non registered form. An investment in equity linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed income securities. Such securities may exhibit price behavior that does not correlate with other fixed income securities. The Fund did not hold any equity linked structured notes at April 30, 2011.

Forward Currency Contracts: The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use forward currency contracts to gain exposure to or hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked to market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

During the six months ended April 30, 2011, the Fund entered into approximately 13 forward currency contracts and recorded a net unrealized loss of $23,299,901 and a net realized loss of $6,441,722 on the Statement of Operations related to investments in forward currency contracts.

20	www.alpinecef.com

Notes to Financial Statements

April 30, 2011 (Unaudited)

The Fund held the following forward currency contracts at April 30, 2011:

Description	Expiration Date	Contracts to Deliver/Receive	Settlement Value	Current Value	Unrealized Loss

Contracts Sold:

British Pound	05/31/11	22,520,000 (GBP)	$34,843,169	$37,603,563	$(2,760,394)
Euro	05/31/11	24,160,000 (EUR)	31,408,483	35,757,089	(4,348,606)
Norwegian Krone	05/31/11	287,000,000 (NOK)	47,662,305	54,614,653	(6,952,348)
Swedish Krona	05/31/11	242,000,000 (SEK)	34,935,759	39,991,098	(5,055,339)
Swiss Franc	05/31/11	35,000,000 (CHF)	36,285,975	40,469,189	(4,183,214)

				$208,435,592	$(23,299,901)

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations.

The effect of derivative instruments on the Statement of Assets and Liabilities Sheet as of April 30, 2011.

	Liability Derivatives

Derivatives	Statement of Assets and Liabilities Location	Fair Value

Foreign currency contracts	Unrealized depreciation on forward currency contracts	$23,299,901

Total		$23,299,901

The effect of derivatives instruments on the Statement of Operations for the six months ended April 30, 2011:

Derivatives	Statement of Operations Location	Realized Loss On Derivatives	Change in Unrealized Loss On Derivatives

Total return swap contracts	Net realized loss on investments: Swap contracts	$(2,673,664)	$—

Foreign exchange contracts	Net realized loss on investments: Foreign currency transactions/Change in net unrealized depreciation of: Foreign currency translations	(6,441,722)	(16,969,888)

Total		$(9,115,386)	$(16,969,888)

Use of Estimates: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

3. CAPITAL SHARE TRANSACTIONS:

The Fund has 221,030,493 common shares of beneficial interest, with no par value, authorized.

Transactions in shares of the Fund were as follows:

	For the Six Months Ended April 30, 2011	For the Year Ended October 31, 2010

Common Shares Outstanding - beginning of period	221,030,493	217,454,065
Common shares issued as reinvestments of dividends	—	3,576,428

Common shares outstanding - end of period	221,030,493	221,030,493

4. PURCHASES AND SALES OF SECURITIES:

Purchases and sales of securities (excluding short term securities) for the six months ended April 30, 2011 are as follows:

Purchases	Sales

$2,650,279,733	$2,606,212,990

The Fund did not have purchases and sales of U.S. Government obligations for the six months ended April 30, 2011.

5. INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT:

Alpine Woods serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily total assets, computed daily and payable monthly.

Semi-Annual Report (Unaudited) | April 30, 2011	21

Notes to Financial Statements

April 30, 2011 (Unaudited)

State Street Bank and Trust Company (“SSBT”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, SSBT receives an annual administration fee of 0.02% of total net assets on the first 5 billion and 0.015% on total net assets exceeding 5 billion, computed daily and payable monthly.

6. INCOME TAX INFORMATION:

Classification of Distributions: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the year ended October 31, 2010 was as follows:

Distributions paid from: Ordinary Income	$260,750,863

$260,750,863

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended October 31, 2010, the effects of certain differences were reclassified. The fund increased accumulated net investment income by $65,799,163, decreased accumulated net realized gain by $65,798,740, and decreased paid in capital by $423. These differences were primarily due to the differing tax treatment of foreign currency and certain other investments. Net assets of the portfolio were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

At October 31, 2010, the Fund had available for tax purposes unused capital loss carryovers of $164,214,963, expiring October 31, 2015, unused capital loss carryovers of $1,575,094,244, expiring October 31, 2016, unused capital loss carryovers of $896,144,160, expiring October 31, 2017 and unused capital loss carryovers of $342,916,726, expiring October 31, 2018.

As of October 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$15,915,461
Accumulated Capital Loss	(2,978,370,093)
Unrealized Appreciation	181,982,943
Other Cumulative Effect of Temporary Differences	6,537,438

Total	$(2,773,934,251)

As of April 30, 2011, net unrealized appreciation/(depreciation) of investments based on federal tax costs was as follows:

Gross appreciation on investments (excess of value over tax cost)	$314,574,159
Gross depreciation on investments (excess of tax cost over value)	(23,722,461)
Net depreciation on foreign currency	(20,202,030)

Net unrealized appreciation	270,649,668

Cost of investments for income tax purposes	$1,225,557,647

The differences between book and tax net unrealized appreciation and cost were primarily due to deferral of losses from wash sales and to the different tax treatment of certain other investments.

7. LINE OF CREDIT:

On July 9, 2010, an Agreement among Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, Alpine Global Premier Properties Fund (together, the “Funds”) and The Bank of New York (“BONY”) was executed which allows for each Fund to borrow against a secured line of credit from BONY an aggregate amount of up to $350,000,000 for all Funds. The Agreement was terminated on November 30, 2010. On December 1, 2010, the Fund executed a Prime Brokerage Agreement with BNP Paribas Prime Brokerage International Ltd and also executed a Committed Facility Agreement which allows the Fund to borrow on a secured and committed basis. The maximum commitment amounts are (i) $300,000,000 USD between December 1, 2010 and February 28, 2011; (ii) $700,000,000 USD between March 1, 2011 and May 31, 2011; and (iii) $300,000,000 USD after May 31, 2011. During the six months ended April 30, 2011, the average borrowing by the Fund was $123,971,339 with an average rate on borrowings of 1.21%.

8. OTHER:

Compensation of Trustees: The Independent Trustees of the Fund receive $4,000 for each meeting attended.

9. SUBSEQUENT EVENTS:

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events.

Distributions: The Fund paid a distribution of $12,156,677 or $0.055 per common share on May 31, 2011 to common shareholders of record on May 24, 2011.

The Fund also declared a distribution of $0.055 payable on June 30, 2011 to common shareholders of record on June 24, 2011.

22	www.alpinecef.com

Additional Information

April 30, 2011 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of common shares elects to receive cash by contacting Boston Financial Data Services, Inc. (“Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders that are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an

“ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “U.S. Federal Income Tax Matters.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a

Semi-Annual Report (Unaudited) | April 30, 2011	23

Additional Information

April 30, 2011 (Unaudited)

cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Boston Financial Data Services Inc. at Two Heritage Drive North Quincy, MA 02171 or by calling toll-free 1(800)617.7616.

BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On December 17, 2010 and on March 29, 2011, at meetings called for the purposes of voting on such approvals, the Boards of Trustees, including all of the Trustees who are not parties to the Advisory Contract or interested persons of any such party (the non-interested Trustees), approved the continuance of the Advisory Contract for the Fund. In so doing, the Board Members studied materials specifically relating to the Advisory Contracts provided by the Adviser, the Fund’s counsel. In deciding whether to renew the Agreements, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by Adviser under the Agreements, (ii) the investment performance of the Funds, (iii) the costs to Adviser of its services and the profits realized by Adviser, from its relationship with the Funds, and (iv) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee levels in the Agreements reflect these economies of scale. The December meeting considered these factors for the period ending October 31, 2010 and the March meeting considered these factors for the period ending December 31, 2010.

In considering the nature, extent and quality of the services provided by Adviser, the Independent Trustees relied on their prior experience as Independent Trustees of the Funds as well as on the materials provided at the meeting. They noted that under the Agreements, the Adviser is responsible for managing the Funds’ investments in accordance with the Fund’s investment objective and policies, applicable legal and regulatory requirements, and the instructions of the Independent Trustees, for providing necessary and appropriate reports and information to the Independent Trustees, and for furnishing the Funds with the assistance, cooperation, and information necessary for the Funds to meet various legal requirements regarding registration and reporting. They also noted the experience and expertise of Adviser as appropriate as an adviser to the Funds.

The Independent Trustees reviewed the background and experience of Adviser’s senior management, including those individuals responsible for the investment and compliance operations with respect to the Fund’s investments, and the responsibilities of the investment and compliance personnel with respect to the Fund. They also considered the resources, operational structures and practices of Adviser in managing the Funds’ portfolios, in monitoring and securing the Funds’ compliance with investment objectives and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided and their general knowledge of the business of Adviser, the Independent Trustees took into account that the Adviser’s experience, resources and strength in these areas are deep, extensive and of high quality. On the basis of this review, the Independent Trustees determined that the nature and extent of the services provided by Adviser to the Fund were appropriate, had been of high quality, and could be expected to remain so.

The Independent Trustees compared the Fund performance metrics provided by Morningstar with those internally generated by Alpine. It was observed that the last quarter of performance had been strong for several of the Funds. In assessing the quality of the portfolio management delivered by the Adviser, the Independent Trustees also compared the short-term and long-term performance of each Fund on both an absolute basis and in comparison to its peer group, as constructed by data provided by independent rating agencies. The Independent Trustees noted that the performance of a number of the Funds was strong. Of importance to the Independent Trustees was the extent to which the Funds achieved their objectives. They further concluded that the expense ratio of the Funds were appropriate and in line with competitors. Accordingly, the Independent Trustees concluded that the performance of the Funds was satisfactory.

The Independent Trustees considered the profitability of the advisory arrangement with the Adviser. The Independent Trustees had been provided with general data on the Funds’ profitability to Adviser. The Independent Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreements and any expense subsidization undertaken by the Adviser, as well as each Fund’s brokerage and commissions. After discussion and analysis, they concluded that, to the extent that Adviser’s relationship with the Funds had been profitable, the profitability was in no case such as to render the advisory fee excessive.

The Independent Trustees discussed the other materials provided by Alpine, including expense information, organization charts, advisory fee breakpoints and profitability data. In reviewing breakpoints, the Independent Trustees recognized that breakpoints were more essential for open-end funds, where assets could continue to grow over time.

In considering whether Adviser benefits in other ways from its relationship with the Funds, the Independent Trustees concluded

24	www.alpinecef.com

Additional Information

April 30, 2011 (Unaudited)

that, to the extent that Adviser derives other benefits from its relationship with the Fund, those benefits are not so significant as to render the adviser’s fees excessive.

On the basis of their discussions with management and their analysis of information provided at the meeting, the Independent Trustees determined that the nature of the Fund and its operations is such that Adviser was likely to continue to realize economies of scale in the management of the Fund as it grows in size.

The Independent Trustees approved the continuance of the Fund’s Agreements with Adviser after weighing the foregoing factors. They reasoned that, considered in themselves, the nature and extent of the services provided by Adviser were appropriate, that the performance of the Funds had been satisfactory, and that Adviser could be expected to provide services of high quality. As to Adviser’s fees for the Funds, the Independent Trustees determined that the fees, considered in relation to the services provided, were fair and reasonable, that the Funds’ relationship with Adviser was not so profitable as to render the fees excessive, that any additional benefits to Adviser were not of a magnitude materially to affect the Independent Trustees’ deliberations, and that the fees adequately reflected shared economies of scale with the Fund.

FUND PROXY VOTING POLICIES & PROCEDURES

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1(800)617.7616 and on the Securities and Exchange Commission’s (“Commission”) web site at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1(800)617.7616 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1(800)SEC.0330.

DESIGNATION REQUIREMENTS

Of the distributions paid by the Fund from ordinary income for the year ended October 31, 2010, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	8.59%
Qualified Dividend Income	24.77%

SHAREHOLDER MEETING

On May 9, 2011, the Fund held its Annual Meeting of Shareholders

(the “Meeting”) for the purpose of voting on a proposal to re-elect one trustee of the Fund. The results of the proposal are as follows:

Proposal: To elect Jeffrey E. Wacksman as Trustee to the Board of Trustees for a term of three years to expire at the 2014 Annual Meeting and until his successor has been duly elected and qualified.

Jeffrey E. Wacksman
For	95.97%
Withheld	4.03%

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

Semi-Annual Report (Unaudited) | April 30, 2011	25

Additional Information

April 30, 2011 (Unaudited)

INDEPENDENT TRUSTEES*

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Alpine Fund Complex**	Other Directorships Held by Trustee

Laurence B. Ashkin (83)	Independent Trustee	Real estate developer and construction consultant since 1980; Founder and President of Centrum Properties, Inc. since 1980.	17	Trustee, Alpine Family of Funds.* Director, Chicago Public Radio, Board Chair, The Perspectives Charter Schools.

H. Guy Leibler (56)	Independent Trustee	Private investor since 2007, Vice Chair and Chief Operating Officer of L&L Acquisitions, LLC (2004-2007); President, Skidmore, Owings & Merrill LLP (2001-2004).	17	Chairman Emeritus, White Plains Hospital Center; Trustee, Alpine Family of Funds.*

Jeffrey E. Wacksman (50)	Independent Trustee	Partner, Loeb, Block & Partners LLP since 1994.	17	Director, International Succession Planning Association; Trustee Larchmont Manor Park Society; Director, Bondi Icebergs Inc.; Director, MH Properties, Inc.; Trustee, Alpine Family of Funds.*

James A. Jacobson (66)	Independent Trustee	Retired (11/2008-Present); Vice Chairman and Managing Director, Spear Leeds & Kellogg Specialists, LLC (01/2003-11/2008).	17	Trustee, Alpine Family of Funds.* Trustee, Allianz Global Investors Multi-Funds.

*

The Independent Trustees identified above are the members of the Board of Trustees for each of the Alpine Series Trust, Alpine Equity Trust and Alpine Income Trust, Alpine Global Dynamic Dividend Fund, Alpine Global Premier Properties Fund, (collectively, the “Alpine Family of Funds”).

**

Alpine Woods Capital Investors, LLC manages seventeen fund portfolios within the Alpine Family of Funds. Three of the Alpine Trusts are registered as an open-end management investment company. The Trustees oversee each of the seventeen portfolios within the Alpine Family of Funds.

26	www.alpinecef.com

Additional Information

April 30, 2011 (Unaudited)

INTERESTED TRUSTEE

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Alpine Fund Complex**	Other Directorships Held by Trustee

Samuel A. Lieber* (54)	Interested Trustee and President	Chief Executive Officer of Alpine Woods Capital Investors, LLC since, November 1997. President of Alpine Trusts since 1998.	17	Trustee, Alpine Family of Funds.

*	Samuel A. Lieber has been a Trustee of the Fund since its inception. He is the son of Stephen A. Lieber.

**

Alpine Woods Capital Investors, LLC manages seventeen fund portfolios within the Alpine Family of Funds. Three of the Alpine Trusts are registered as an open-end management investment company. The Trustees oversee each of the seventeen portfolios within the Alpine Family of Funds.

Semi-Annual Report (Unaudited) | April 30, 2011	27

Additional Information

April 30, 2011 (Unaudited)

In addition to Mr. Samuel A. Lieber, the table below identifies the Fund’s executive officers.

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Alpine Fund Complex**	Other Directorships Held by Trustee

Stephen A. Lieber (85)*	Executive Vice President	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003. Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	N/A	None

John M. Megyesi (50)	Chief Compliance Officer

Chief Compliance Officer, Alpine Woods Capital Investors, LLC since January 2010; Vice President and Manager, Trade Surveillance, Credit Suisse Asset Management, LLC (2006-2010); Manager, Trading and Surveillance, Allianz Global Investors (2004-2006).

			N/A	None

Ronald Palmer (42)	Chief Financial Officer

Chief Financial Officer, Alpine Woods Capital Investors, LLC since January 2010; Independent Consultant (2008-2010); Vice President, Cash Management and Foreign Exchange, Macquarie Capital Management, LLC (2007-2008); Chief Operating Officer, Macquarie Fund Adviser, LLC (2004-2007).

			N/A	None

Meimei Li (47)	Treasurer	Controller, Alpine Woods Capital Investors, LLC since February 2007; Senior Accountant, Pinnacle Group (2005-2007); Senior Auditor, Eisner & Lubin LLP (2001-2005).	N/A	None

Andrew Pappert (31)	Secretary	Director of Fund Operations, Alpine Woods Capital Investors, LLC since September 2008; Assistant Vice President, Mutual Fund Operations, Credit Suisse Asset Management, LLC (2003-2008).	N/A	None

*	Stephen A. Lieber is the father of Samuel A. Lieber.

**

Alpine Woods Capital Investors, LLC manages seventeen fund portfolios within the Alpine Family of Funds. Three of the Alpine Trusts are registered as an open-end management investment company. The Trustees oversee each of the seventeen portfolios within the Alpine Family of Funds.

28	www.alpinecef.com

INVESTOR	1-800-617-7616
INFORMATION	www.alpinecef.com

INVESTMENT ADVISER
Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

ADMINISTRATOR & CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

TRANSFER AGENT
Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, MA 02171

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

FUND COUNSEL
Willkie Farr & Gallagher
787 7th Ave.
New York, NY 10019

INVESTOR INFORMATION

1(800) 617.7616
www.alpinecef.com

Item 2. Code of Ethics

          Not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert

          Not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services

          Not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants

          Not applicable to semi-annual report.

Item 6. Schedule of Investments

(a)	Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

          Not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

          Not applicable to semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

          No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended (the “1940 Act”) are attached hereto.

(a)(3)	No such written solicitations were sent or given during the period covered by the report by or on behalf of the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Sections 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Total Dynamic Dividend Fund

By:	/s/ Samuel A. Lieber

Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber

Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.

Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	July 7, 2011